ReliaStar Life Insurance Company
and its Separate Account N
ING Encore/ING Encore Flex
Supplement dated February 15, 2008 to the Contract Prospectus, dated April 30, 2007, as amended and the Statement of Additional Information, dated October 1, 2007

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Statement of Information (“SAI”). Please read it carefully and keep it with your current Contract
Prospectus and SAI for future reference.

1.	On December 5, 2007, the Boards of Directors of ING Partners, Inc. and ING Investors Trust approved a proposal to reorganize certain Portfolios into the following respective “Surviving Portfolios.” Subject to approval by each Portfolio’s shareholders, after the close of business on April 25, 2008, the following
Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolio	Surviving Portfolio
ING JPMorgan International Portfolio	ING Templeton Foreign Equity Portfolio
ING Legg Mason Partners Large Cap Growth Portfolio	ING Marsico Growth Portfolio

Accordingly, effective after the close of business on April 25, 2008, investments in the Disappearing Portfolios will automatically become investments in the Surviving Portfolios, as follows:

  S Class of the ING Templeton Foreign Equity Portfolio will automatically be added to your contract, and all existing account balances invested in the ING JPMorgan International Portfolio (S Class) will automatically become investments in the ING Templeton Foreign Equity Portfolio (S Class).
  Class S of the ING Marsico Growth Portfolio will automatically be added to your contract, and all existing account balances invested in the ING Legg Mason Partners Large Cap Growth Portfolio (S Class) and all
  existing account balances in the ING Marsico Growth Portfolio (Service 2 Class) will automatically become investments in the ING Marsico Growth Portfolio (Class S).

As a result of the reorganizations, effective April 28, 2008, all references to the Disappearing Portfolios in the
Contract Prospectus and SAI are hereby deleted, and all references to the ING Marsico Growth Portfolio
(Service 2 Class) are changed to the ING Marsico Growth Portfolio (Class S).

Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing
Portfolios after the date of the reorganizations will be automatically allocated to the Surviving Portfolios. You may give us alternative allocation instructions at any time by contacting our Customer Service Center through:

ING Service Center
P.O. Box 5050
Minot, North Dakota 58702-5050

1-877-884-5050

See also the Transfers Among Your Investments Options section of your Contract Prospectus for further information about making fund allocation changes.

2.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus will not change as a result of the reorganizations. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

X.120636-07B	February 2008